Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of June 3, 2008, among WYETH, a Delaware corporation (the “Company”), various lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Co-Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent, Bank of America, N.A., The Bank of Nova Scotia and UBS Securities LLC, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 2007 (the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of “Extension Date” appearing in said subsection in its entirety and (ii) inserting the following new definitions in appropriate alphabetical order in said subsection:

“Concurrent Extension Requests”: as defined in the definition of “Extension Date”.

“Extension Date”: (i) with respect to the first extension request that the Company may make pursuant to subsection 2.20, a single date (which shall be notified in writing by the Company to the Administrative Agent on a Business Day occurring at least 60 days but no more than 90 days prior to such specified date) occurring during the period commencing on the one-year anniversary of the Effective Date and ending on (and including) the two-year anniversary of the Effective Date and (ii) with respect to the second extension request that the Company may make pursuant to subsection 2.20 (which, for avoidance of doubt, may be the first such request actually made if the Company does not elect to make the request described in preceding clause (i)), a single date (which shall be notified in writing by the Company to the Administrative Agent on a Business Day occurring at least 60 days but no more than 90 days prior to such specified date) occurring during the period commencing on (and including) the two-year anniversary of the Effective Date and ending on (and including) the three-year anniversary of the Effective Date; provided that, unless both the first and second extension requests are delivered by the Company on the same date and each specify the

“Extension Date” as the two-year anniversary of the Effective Date (any such requests, the “Concurrent Extension Requests”), the “Extension Date” notified by the Company pursuant to preceding clause (ii) shall be at least 60 days after the “Extension Date”, if any, notified by the Company pursuant to preceding clause (i).

2. Subsection 2.20 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period (“.”) appearing at the end of each of the first and third sentences of said subsection:

“(or, if Concurrent Extension Requests are delivered, the date occurring twenty-four (24) months after such then existing Final Termination Date)”.

3. Notwithstanding anything to the contrary contained in subsection 2.20 of the Credit Agreement, the Company and the Lenders hereby agree that, upon the occurrence of the First Amendment Effective Date (as defined below), the written extension request, dated June 3, 2008, furnished by the Company to the Administrative Agent and the Lenders pursuant to subsection 2.20 of the Credit Agreement shall be deemed rescinded, shall cease to have any force or effect for purposes of subsection 2.20 of the Credit Agreement (on the same basis as if such request had never been furnished), and shall not be construed to be one of the notices permitted under subsection 2.20 of the Credit Agreement (as amended by Section 1 of Part I of this First Amendment).

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Company hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Company and the Lenders constituting the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113). The Administrative Agent will provide notice of the First Amendment Effective Date to the Lenders promptly upon the occurrence thereof.

6. From and after the First Amendment Effective Date, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

WYETH

By:	/s/ Robert E. Landry
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A.,
Individually and as Administrative Agent

By:	/s/ Dawn Lee Lum
	Title:	Executive Director

CITIBANK NORTH AMERICA, INC.,

By:	/s/ William E. Clark
	Title:	Vice President

BANK OF AMERICA, N.A.,
Individually and as Co-Documentation Agent

By:	/s/ Jill J. Hogan
	Title:	Vice President

THE BANK OF NOVA SCOTIA,
Individually and as Co-Documentation Agent

By:	/s/ P. M. Brown
	Title:	Managing Director

UBS LOAN FINANCE LLC
as Co-Documentation Agent

By:	/s/ Iria R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Title:	Associate Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 2, 2007, AMONG WYETH, THE LENDERS FROM TIME TO THERETO, J.P. MORGAN SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC., AS CO-LEAD ARRANGERS AND JOINT BOOK MANAGERS, CITICORP USA, INC., AS SYNDICATION AGENT, BANK OF AMERICA, N.A., THE BANK OF NOVA SCOTIA AND UBS SECURITIES LLC, AS CO-DOCUMENTATION AGENTS, AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT.

ABN AMRO BANK N.V.

By:	/s/ Michael Costello
	Title:	Director

By:	/s/ Tim Khisameyev
	Title:	Associate

BANCO POPULAR DE PUERTO RICO,
New York Branch

By:	/s/ Hector J. Gonzalez
	Title:	Vice President

BANK OF NEW YORK

By:	/s/ Richard Fronapfel, Jr.
	Title:	Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ George Stoecklein
	Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas A. Bell
	Title:	Director

BNP PARIBAS

By:	/s/ Angela Bentley Arnold
	Title:	Director

By:	/s/ Benjamin Sileo
	Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Robert S. Taylor
	Title:	Senior Vice President

By:	/s/ Barbara Peters
	Title:	Assistant Vice President

WILLIAM STREET COMMITMENT CORPORATION

(Recourse only to the assets of William Street Commitment Corporation)

By:	/s/ Mark Walton
	Title:	Assistant Vice President

INTESA SANPAOLO S.P.A.

By:	/s/ Luca Sacchi
	Title:	Vice President

By:	/s/ Francesco DiMario
	Title:	First Vice President, Credit Manager

LEHMAN BROTHERS COMMERCIAL BANK

By:	/s/ Darren S. Lane
	Title:	Operations Officer

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
	Title:	Authorized Signatory

THE NORTHERN TRUST COMPANY

By:	/s/ Thomas Hausnauer
	Title:	Vice President

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Title:	Associate Director

U.S. BANK, N.A.

By:	/s/ Christopher T. Kordes
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew S. Chen
	Title:	Vice President